Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of Future Payments	The following table summarizes the Company's commitments as at December 31, 2025:

	2026	2027	2028	2029	2030	Thereafter
Product transportation, purchases, and processing (1) (2) (3) (4)	$2,241	$2,223	$2,065	$1,912	$1,758	$18,025
North West Redwater Partnership service toll (5)	$116	$95	$96	$95	$95	$3,878
Offshore vessels and equipment	$99	$—	$—	$—	$—	$—
Field equipment and power (4)	$50	$26	$26	$24	$24	$170
Other	$122	$50	$19	$18	$18	$177
(1)The Company's commitment for its 20-year product transportation agreement ending in 2044 on the Trans Mountain Expansion ("TMX") pipeline reflects interim tolls approved by the Canada Energy Regulator in 2023, and is subject to change pending the approval of final tolls.
(2)In 2025, in connection with the AOSP asset swap (note 6), the Company became the sole contracted shipper on the Corridor pipeline. Previously, the Company recognized a commitment associated with the pipeline, however, following the completion of the AOSP asset swap the contract has been recorded as a lease.
(3)During 2024, the Company increased its total committed capacity on the TMX pipeline to 169,000 bbl/d, an incremental 75,000 bbl/d over the 20-year term.
(4)During 2024, the acquisition of Chevron's assets included approximately $1,292 million of product transportation and processing commitments and approximately $75 million of field equipment and power commitments.
(5)Pursuant to the processing agreements, the Company pays its 25% pro rata share of the debt component of the monthly fee-for-service toll. Included in the toll is $1,792 million of interest payable over the 40-year tolling period, ending in 2058 (note 9).